The PNC Financial Services Group Third Quarter 2023 Earnings Conference Call October 13, 2023 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations, including sustainability strategy. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward- looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these and other factors in our 2022 Form 10-K, our subsequent From 10-Qs, and our other subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Non-GAAP financial information includes adjusted financial metrics such as tangible book value per common share, pretax, pre-provision earnings, net interest margin, estimated expanded-risk based CET1 Ratio, and tangible common equity ratio. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 1

Delivered Solid Third Quarter 2023 Results 2  Solid third quarter – Continued to execute on our strategic priorities – Generated positive operating leverage – Increased capital position – Continued strong expense control – Maintained strong credit quality  Fourth quarter events – On October 2, completed the acquisition of ~$16 billion of capital commitments facilities of Signature Bridge Bank, N.A. – Implemented an expense management plan that includes more than $725 million of planned expense actions benefiting 2024 Net Income $1.6 billion Diluted Earnings Per Share $3.60 Net Loan Charge-off Ratio 0.15% Basel III CET1 Capital Ratio 9.8% Positive Operating Leverage 3% − Net Loan Charge-Off Ratio represents annualized net charge-offs (NCOs) to average loans for the three months ended. − Basel III common equity Tier (CET) 1 capital ratio – 9/30/23 ratio is estimated. Details of the calculation are in the capital ratios table in the financial highlights section of the earnings release. − Tangible common equity ratio (non-GAAP) – See Reconciliation in Appendix. Tangible Common Equity Ratio (non-GAAP) 5.7%

Balance Sheet: Well-Positioned Balance Sheet 3 3Q23 vs. 2Q23 3Q23 vs. 3Q22 Average balances, $ billions 3Q23 $ Change % Change $ Change % Change Total loans $319.5 ($5.0) (2)% $6.5 2% Investment securities $139.7 ($1.3) (1)% $2.7 2% Federal Reserve Bank (FRB) balances $37.9 $7.3 24% $6.4 20% Deposits $422.5 ($3.2) (1)% ($16.7) (4)% Borrowed funds $67.5 $1.8 3% $23.2 52% Common shareholders’ equity $42.1 $0.4 1% $0.8 2% Period End 3Q23 2Q23 3Q23 vs. 2Q23 3Q22 3Q23 vs. 3Q22 Basel III CET1 capital ratio 9.8% 9.5% 30 bps 9.3% 50 bps AOCI ($ in billions) ($10.3) ($9.5) (8)% ($10.5) 2% Tangible book value per common share (non-GAAP) $78.16 $77.80 -- $69.98 12% Return on average common equity 13.65% 13.01% 64 bps 14.97% (132) bps − AOCI represents accumulated other comprehensive income. − Tangible book value per common share (non-GAAP) – See reconciliation in Appendix.

Balance Sheet: Large and Diversified Lending Franchise 4 Av er ag e ba la nc es , $ b ill io ns $98.9 $100.3 $100.9 $101.3 $101.8 $214.1 $221.6 $224.6 $223.2 $217.7 $313.0 $321.9 $325.5 $324.5 $319.5 3.98% 4.75% 5.29% 5.57% 5.75% 3Q22 4Q22 1Q23 2Q23 3Q23 Consumer Commercial Total Loan Yield − YoY represents change in average balances year over year, and LQ represents change in average balances linked quarter. Commercial Loans:  +1.7% YoY  -2.5% LQ Consumer Loans:  +3.0% YoY  +0.5% LQ Average Loan Balances +2.1% Year Over Year; -1.5% Linked Quarter

32% 27% 26% 68% 73% 74% 0.45% 1.96% 2.26% 3Q22 2Q23 3Q23 Balance Sheet: Strong Deposit Mix 5 − IB Deposits represent interest-bearing deposits, and NIB Deposits represent noninterest-bearing deposits. − Cumulative deposit beta is calculated as the increase in the rate paid on interest-bearing deposits (excluding time deposits) at each period presented divided by the incremental increase in the Federal Reserve rate since February 2022. PNC’s Deposit Mix Shift Driven by Commercial Deposits 10% 10% 10% 90% 90% 90% 3Q22 2Q23 3Q23 55% 45% 42% 45% 55% 58% 3Q22 2Q23 3Q23 Consumer Commercial Consolidated IB DepositsNIB Deposits IB DepositsNIB Deposits $223 $218 $216 $204 $439 $423 Av er ag e ba la nc e, $ in b ill io ns Forecasted Cumulative Deposit Beta $426$222 $205 Average Rate Paid on IB Deposits 42% 44% 41% 44% 9/30/23 12/31/23 Historical October ExpectationActualJuly Expectation Forecast

Balance Sheet: High-Quality, Short-Duration Securities and Swaps 6 Average Securities Duration of 4.2 Years $137.0 $141.0 $139.7 2.10% 2.52% 2.57% 3Q22 2Q23 3Q23 Notional Receive-Fixed Swaps Duration of 2.4 Years -2% -4% -6% -10% -16% -20% -24% -29% -34% $(70) $(60) $(50) $(40) $(30) $(20) $(10) $- 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 Securities Receive Fixed Swaps Cumulative Projected Runoff 34% Through 2025 Projected AOCI Accretion 47% Through 2025 $10.0 $6.7 $5.3 9/30/23 12/31/24 12/31/25 Securities AOCI Swap AOCI − Cumulative projected runoff calculated along market implied forward interest rates as of 9/30/23, and captures scheduled principal payments, contractual maturities, and projected prepayments using internally validated models / assumptions. This represents our portfolio as of 9/30/23 and does not reflect future changes in composition of the securities portfolio. − AOCI of negative $10.0 billion in the chart represents AOCI related to ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging, but excludes approximately negative $300 million of AOCI related to ASC 715 Compensation – Retirement Benefits and ASC 830 Foreign Currency Matters. Securities Balances Yield on Securities Swap Balances Receive Fixed Rate Sp ot b al an ce , $ in b ill io ns Av er ag e ba la nc e, $ in b ill io ns 33% Burn Down 47% Burn Down $ in b ill io ns $ in b ill io ns $37.9 $39.9 $35.1 1.02% 1.73% 2.07% 9/30/22 6/30/23 9/30/23

Income Statement: Solid Results 7− Pretax, pre-provision earnings (non-GAAP) – See Reconciliation in Appendix. − Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, a reconciliation of which is provided in the Appendix. Three Months Ended Nine Months Ended % Change vs. % Change vs. $ in millions 9/30/23 6/30/23 9/30/22 9/30/23 9/30/22 Net interest income $3,418 (3)% (2)% $10,513 13% Noninterest income 1,815 2% (12)% 5,616 (7)% Total revenue 5,233 (1)% (6)% 16,129 5% Noninterest expense 3,245 (4)% (1)% 9,938 2% Pretax, pre-provision earnings (non-GAAP) $1,988 3% (12)% $6,191 9% Provision for credit losses $129 (12)% (46)% $510 n/m Income taxes $289 5% (26)% $917 (11)% Net income $1,570 5% (4)% $4,764 4% 3Q23 2Q23 3Q22 9/30/23 9/30/22 Noninterest income to total revenue 35% 34% 37% 35% 39% Net interest margin (non-GAAP) 2.71% 2.79% 2.82% 2.78% 2.54% Diluted EPS $3.60 $3.36 $3.78 $10.94 $10.39

Income Statement: Broad Based Revenue Businesses 8 $ m ill io ns Total Revenue $3,475 $3,510 $3,418 $2,074 $1,783 $1,815 $5,549 $5,293 $5,233 2.82% 2.79% 2.71% 3Q22 2Q23 3Q23 Details of Revenue Net Interest Income NIMNoninterest Income Three Months Ended Nine Months Ended % Chg. vs. % Chg. vs. $ millions 9/30/23 6/30/23 9/30/22 9/30/23 9/30/22 Net interest income $3,418 (3)% (2)% $10,513 13% Asset management & brokerage 348 -- (3)% 1,052 (4)% Capital markets & Advisory 168 (21)% (44)% 643 (33)% Card and cash management 689 (1)% 3% 2,045 4% Lending and deposit services 315 6% 10% 919 10% Residential & commercial mortgage 201 105% 41% 476 3% Fee income 1,721 4% (2)% 5,135 (4)% Other noninterest income 94 (27)% (70)% 481 (32)% Noninterest income 1,815 2% (12)% 5,616 (7)% Total Revenue $5,233 (1)% (6)% $16,129 5% − NIM represents Net interest margin.

Income Statement: Well-Controlled Expenses 9 Noninterest Expense Focused on Controlling Expenses $3,280 $3,372 $3,245 59% 64% 62% 3Q22 2Q23 3Q23 Details of Noninterest Expenses $ m ill io ns Three Months Ended Nine Months Ended % Chg. vs. % Chg. vs. $ millions 9/30/23 6/30/23 9/30/22 9/30/23 9/30/22 Personnel $1,773 (4)% (2)% $5,445 3% Occupancy 244 -- 1% 739 (1)% Equipment 347 (1)% 1% 1,046 2% Marketing 93 (15)% -- 276 11% Other 788 (4)% (1)% 2,432 2% Total $3,245 (4)% (1)% $9,938 2% Noninterest Expense Efficiency

$121$119 $224 $195 $194 3Q22 4Q22 1Q23 2Q23 3Q23 Credit: Strong Credit Quality Performance 10 − NPLs, ex. CRE represent nonperforming loans excluding commercial real estate nonperforming loans. CRE NPLs represent commercial real estate nonperforming loans. − NCOs / Average Loans represent annualized net charge-offs (NCOs) to average loans for the three months ended. − Delinquencies represent accruing loans past due 30 days or more. Delinquencies to Total Loans represent delinquencies divided by period-end loans. $547 $380 $338 $252 $253 $1,079 $1,110 $988 $960 $1,034 $1,626 $1,490 $1,326 $1,212 $1,287 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 $1,920 $1,796 $1,673 $1,563 $1,400 $148 $189 $337 $350 $723 $2,068 $1,985 $2,010 $1,913 $2,123 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 Nonperforming Loans (NPLs) Delinquencies Net Loan Charge-Offs (NCOs) Credit Quality Metrics 3Q22 4Q22 1Q23 2Q23 3Q23 NPLs / Total Loans (Period End) 0.66% 0.61% 0.62% 0.59% 0.67% Delinquencies / Total Loans (Period End) 0.52% 0.46% 0.41% 0.38% 0.40% NCOs / Average Loans 0.15% 0.28% 0.24% 0.24% 0.15% Allowance for Credit Losses to Total Loans 1.67% 1.67% 1.66% 1.68% 1.70% $ m ill io ns NPLs, ex. CRE CRE NPLs Commercial Consumer

Well Positioned for Regulatory Proposals

Strong Capital Position

In Excess of Regulatory Minimum, Including Impact of Proposals



9.8%
7.0%
(min. requirement beginning 10/1/23)
9/30/23
CET1 Ratio
(1.9%)
Impact of Including AOCI (Basel III Endgame)
(0.5%)
Estimated Net Impact of All Other Components (Basel III Endgame)
7.4%
7.0%
(min. requirement beginning 10/1/23)
9/30/23 Estimated Fully Phased-In Expanded Risk-Based Approach CET1 Ratio (non-GAAP)
CET1 Ratio Requirement
CET1 Ratio in Excess of Requirement

Manageable Long Term Debt Requirements

- Binding constraint will be risk-weighted assets to long term debt at the holding company and bank level
- Estimated long term debt shortfall as of 9/30/23:
  - Holding Company: approximately $1 billion
  - Bank Level: approximately $8 billion
- Compliance expected through normal course funding
  - Trailing 12 month debt issuance > $10 billion

- CET1 Ratio Requirement represents the minimum CET1 capital requirement of 4.5% plus PNC's 2.5% stress capital buffer requirement, applicable for the four quarter period beginning October 1, 2023.
- Estimated net impact of proposed Basel III Endgame Proposal includes the estimated impact of changes to threshold deductions, credit risk, operational risk, credit valuation adjustment and market risk as proposed in the July 27, 2023, Bank regulatory agencies proposal. This estimated net impact is based on PNC's interpretation of the proposed rule. The final rule may differ materially from the proposed rule and, accordingly, the estimated impacts of PNC may differ materially from as presented. In addition, future regulatory guidance may impact the application of these rules to PNC and the methodologies for calculation.
- Estimated Fully Phased-In Expanded Risk-Based Approach CET1 Ratio (non-GAAP) – See Reconciliation in Appendix. The ratio is estimated as of 9/30/23.
- All calculations are as if the rules were effective as of 9/30/23.

11

Acquired Capital Commitment Revolving Facilities 12 Transaction Summary Closing Date: October 2, 2023 Loan Commitments: ~$16 billion Funded Loans: $9.0 billion Price (of par value): 99.0% Estimated 4Q23 EPS accretion: $0.10 Utilization: 54% Criticized Loans: 0.0% Average Advance Rate: 67%  Strategic Rationale – Grows PNC’s capital commitments business with minimal investment – Origination strategy focused on large and established fund managers – Financially attractive, with discounted purchase price – Builds on PNC’s suite of offerings serving the private equity industry  High Quality Loans – Facilities are secured by uncalled capital commitments – Borrowing capacity based on advance rates – Expectation is to retain 75% of the portfolio

Commitment to Expense Management $725 million of Expense Actions Planned Benefiting 2024 13 Successful Continuous Improvement Programs (CIP) Provides Savings to Reinvest for Growth Workforce Reduction $325 million of Savings will Drop to the Bottom Line in 2024 $500 $500 $400 $350 $250 $300 $300 $300 $300 $450 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 $ m ill io ns CIP Achieved  PNC conducted an enterprise-wide review of the organizational structure to position the company for growth  On October 6, 2023, PNC began implementing a workforce reduction: – 4% headcount reduction – Personnel expense reduction of $325 million in 2024 – One-time charge of $150 million in 4Q23 Original CIP Target CIP Target Increase Es tim at ed T ar ge t: $ 40 0- $4 50

Outlook: Fourth Quarter 2023 Compared to Third Quarter 2023

PNC

($ millions; except loans, $ billions)	3Q23	4Q23 Guidance
Average loans	$319.5	Up ~3%
Net interest income	$3,418	Down 1% - 2%
Fee income	$1,721	Up ~1%
Other noninterest income	$94	$150 - $200
Core noninterest expense	$3,245	Up 3% - 4%
Net charge-offs	$121	$200 - $250

- Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.
- Average loans, net interest income, fee income, and noninterest expense outlooks represent estimated percentage change for fourth quarter 2023 compared to the respective third quarter 2023 figure presented in the table above.
- The fourth quarter 2023 guidance range for other noninterest income excludes net securities gains and activities related to Visa Class B common shares.
- Core noninterest expense excludes charges related to the workforce reduction, approximated to be $150 million in the fourth quarter. Including the impact of the charges, our GAAP noninterest expense is expected to be up 8% - 9%. The Core noninterest expense guidance also does not contemplate the FDIC special assessment related to recovering the cost of the closures of Silicon Valley Bank.

14

Appendix: Cautionary Statement Regarding Forward-Looking Information 15 We make statements in this news release and related conference call, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting us and our future business and operations, including our sustainability strategy, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties.  Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness, − Impacts of sanctions, tariffs and other trade policies of the U.S. and its global trading partners, − Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, − Our ability to attract, recruit and retain skilled employees, and − Commodity price volatility.

Appendix: Cautionary Statement Regarding Forward-Looking Information 16  Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our views that: − Economic growth accelerated in the first half of 2023, but ongoing Federal Reserve monetary policy tightening to slow inflation is weighing on interest-rate sensitive industries. Sectors where interest rates play an outsized role, such as business investment and consumer spending on durable goods, will contract into 2024. − PNC’s baseline outlook is for a mild recession starting in the first half of 2024, with a small contraction in real GDP of less than 1%, lasting into the second half of 2024. The unemployment rate will increase through the rest of 2023 and throughout 2024, peaking at close to 5% in early 2025. Inflation will slow with weaker demand, moving back to the Federal Reserve’s 2% objective by mid-2024. − PNC expects the federal funds rate to remain unchanged in the near term, between 5.25% and 5.50% through mid-2024, when PNC expects federal funds rate cuts in response to the recession.  PNC’s ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board’s Comprehensive Capital Analysis and Review (CCAR) process.  PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models and the reliability of and risks resulting from extensive use of such models.  Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain employees. These developments could include:

Appendix: Cautionary Statement Regarding Forward-Looking Information 17 − Changes to laws and regulations, including changes affecting oversight of the financial services industry, changes in the enforcement and interpretation of such laws and regulations, and changes in accounting and reporting standards. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries resulting in monetary losses, costs, or alterations in our business practices, and potentially causing reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.  Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.  Our reputation and business and operating results may be affected by our ability to appropriately meet or address environmental, social or governance targets, goals, commitments or concerns that may arise.  We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, the integration of the acquired businesses into PNC after closing or any failure to execute strategic or operational plans.  Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.  Business and operating results can also be affected by widespread manmade, natural and other disasters (including severe weather events), health emergencies, dislocations, geopolitical instabilities or events, terrorist activities, system failures or disruptions, security breaches, cyberattacks, international hostilities, or other extraordinary events beyond PNC’s control through impacts on the economy and financial markets generally or on us or our counterparties, customers or third-party vendors and service providers specifically. We provide greater detail regarding these as well as other factors in our 2022 Form 10-K and subsequent 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this news release or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Appendix: **Granular Deposit Base**

Consumer Deposits
$219 billion at 9/30/23

Large Customer Base
~20 million
Consumer Accounts

Granular Deposit Base
~$10,900
Average Account Balance

Across our Coast-to-Coast Franchise
2,303
Branches

Composition of Deposit Portfolio
54% of Total Deposits are Insured



Consumer Deposits, $219 billion
Commercial Deposits, $205 billion
11% Uninsured
89% Insured
81% Uninsured
19% Insured
Total Deposits
$424 Billion
as of 9/30/23

Commercial Deposits
$205 billion at 9/30/23

	As of 9/30/23
Operating & Relationship Accounts:	
Relationship Accounts	74%
TM Compensating Balances	16%
Midland Escrow Accounts	5%
Total Operating & Relationship Accounts	**95%**
Deposit Only Accounts	**5%**
Total # of Accounts	**1.4 million**

- Relationship Accounts represent commercial deposit customers with at least one additional PNC product (e.g. Lending, Treasury Management, Capital Markets, Merchant Services, etc.).
- TM Compensating Balances represent treasury management accounts that maintain balances that are used to offset treasury management fees.

18

Appendix: Office Represents 2.7% of Total Loans 19 Non-Office CRE, 8.5% Office CRE, 2.7% Total $318.4 Billion PNC’s Commercial Real Estate (CRE) Portfolio Total Loans as of 9/30/23 $ billions 9/30/23 % of Total Loans Multifamily $15.3 4.8% Office 8.6 2.7% Industrial / Warehouse 4.0 1.3% Retail 2.6 0.8% Seniors Housing 1.8 0.6% Hotel / Motel 1.8 0.6% Mixed Use 0.4 0.1% Other 1.3 0.4% Total $35.8 11.2% − Totals may not sum due to rounding.

Appendix: Office CRE Portfolio 20 Office Portfolio Multi-Tenant 59% Single- Tenant 15% Medical 15% Government 10% Other 1% $8.6 billion Geographic Diversification By Metropolitan Statistical Area Key Office Portfolio Metrics Conservative Underwriting Methodology Suburban 44% Central Business District 30% Medical 15% Diversified 8% Other 3% $8.6 billion Tenant Classification Market Type $ billions 9/30/23 Washington-Arlington-Alexandria $1.2 Los Angeles-Long Beach-Anaheim 1.1 Dallas-Fort Worth-Arlington 0.5 San Francisco-Oakland-Berkeley 0.4 Philadelphia-Camden-Wilmington 0.4 San Diego-Chula Vista-Carlsbad 0.3 Baltimore-Columbia-Towson 0.3 Chicago-Naperville-Elgin 0.3 New York-Newark-Jersey City 0.3 Houston-The Woodlands-Sugar Land 0.2 Other 3.6 Total $8.6 $ in millions 9/30/23 6/30/23 Total Loans $8.6 $8.7 Avg. Loan Commitment $35 $35 Reserves / Loans 8.5% 7.4% NCOs / Average Loans 1.6% 1.4% Delinquencies / Loans 0.0% 0.0% NPL / Loans 7.7% 3.3% Criticized Loans / Loans 23.2% 22.5% − Average Loan Commitment for PNC Real Estate. − NPL represents Nonperforming Loans. − NCOs / Average loans represents net charge-offs to average loans for the last twelve month period.

Appendix: Non-GAAP to GAAP Reconciliation 21 Return On Average Tangible Common Equity (non-GAAP) For the three months ended $ millions Sept. 30, 2023 June 30, 2023 Sept. 30, 2022 Return on average common shareholders’ equity 13.65% 13.01% 14.97% Average common shareholders’ equity $42,069 $41,747 $41,279 Average goodwill and other intangible assets (11,347) (11,368) (11,357) Average deferred tax liabilities on goodwill and other intangible assets 255 258 265 Average tangible common equity $30,977 $30,637 $30,187 Net income attributable to common shareholders $1,448 $1,354 $1,558 Net income attributable to common shareholders, if annualized $5,744 $5,431 $6,181 Return on average tangible common equity (non-GAAP) 18.54% 17.73% 20.48% Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity.

Appendix: Non-GAAP to GAAP Reconciliation 22 Pretax, Pre-Provision Earnings (non-GAAP) For the three months ended For the nine months ended $ millions Sept. 30, 2023 June 30, 2023 Sept. 30, 2022 Sept. 30, 2023 Sept. 30, 2022 Net interest income $3,418 $3,510 $3,475 $10,513 $9,330 Noninterest income 1,815 1,783 2,074 5,616 6,027 Total Revenue $5,233 $5,293 $5,549 $16,129 $15,357 Noninterest expense 3,245 3,372 3,280 9,938 9,696 Pretax, pre-provision earnings $1,988 $1,921 $2,269 $6,191 $5,661 We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for (recapture of) credit losses, which can vary significantly between periods.

Appendix: Non-GAAP to GAAP Reconciliation 23 Taxable-Equivalent Net Interest Income (non-GAAP) For the three months ended For the nine months ended $ millions Sept. 30, 2023 June 30, 2023 Sept. 30, 2022 Sept. 30, 2023 Sept. 30, 2022 Net interest income $3,418 $3,510 $3,475 $10,513 $9,330 Taxable-equivalent adjustments 36 37 29 111 76 Net interest income - fully taxable- equivalent (non-GAAP) $3,454 $3,547 $3,504 $10,624 $9,406 The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable equivalent net interest income is only used for calculating net interest margin and net interest income shown elsewhere in this presentation is GAAP net interest income.

Appendix: Non-GAAP to GAAP Reconciliation 24 Tangible Book Value per Common Share (non-GAAP) For the three months ended $ millions, except per share data Sept. 30, 2023 June 30, 2023 Sept. 30, 2022 Book value per common share $105.98 $105.67 $97.59 Tangible book value per common share Common shareholders’ equity $42,215 $42,083 $39,444 Goodwill and other intangible assets (11,337) (11,357) (11,423) Deferred tax liabilities on goodwill and other intangible assets 254 256 263 Tangible common shareholders' equity $31,132 $30,982 $28,284 Period-end common shares outstanding (in millions) 398 398 404 Tangible book value per common share (non-GAAP) $78.16 $77.80 $69.98 Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.

Appendix: **Non-GAAP to GAAP Reconciliation**

PNC

Consolidated CET1 Ratio, including AOCI & Other Fully Phased-In Expanded Risk-Based Approach (ERBA) Impacts, Basel III Endgame Impacts (non-GAAP)

Sept. 30, 2023 (estimated), $ in billions	Common Equity Tier 1 Capital
Common stock, related surplus and retained earnings, net of treasury stock	$53.0
Goodwill and disallowed intangibles, net of deferred tax liabilities	(11.1)
All other adjustments	(0.1)
Common equity Tier 1 capital (as Reported)	**$41.8**
Estimated AOCI Adjustments, Basel III Endgame	(7.8)
Common equity Tier 1 capital, including AOCI	**$34.0**
Estimated Additional Impact from Threshold Deductions, Basel III Endgame	(1.3)
Common equity Tier 1 capital, Basel III Endgame	**$32.7**
Common equity Tier 1 ratio	**9.8%**
Common equity Tier 1 ratio, including AOCI (non-GAAP)	**7.9%**
Common equity Tier 1 ratio, fully phased-in ERBA, Basel III Endgame (non-GAAP)	**7.4%**

Sept. 30, 2023 (estimated), $ in billions	RWA
Risk-weighted assets (RWA), standardized approach	**$425.9**
Estimated Impacts to RWA from AOCI Adjustments	4.5
Risk-weighted assets, including AOCI	**$430.4**
Additional Net Impacts to RWA from Basel III Endgame	9.4
Risk-weighted Assets, Fully Phased-In ERBA, Basel III Endgame	**$439.9**

As permitted, PNC has elected to exclude AOCI related to both available for sale securities and pension and other post-retirement plans from CET1 capital. CET1 ratio, including AOCI, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI adjustments, divided by risk-weighted assets, inclusive of AOCI adjustments. AOCI adjustments include ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging, ASC 715 Compensation – Retirement Benefits, as well as changes related to deferred taxes. We believe this non-GAAP measure shows, among other things, the impact of adding back net unrealized gains and subtracting net unrealized losses on AFS / HTM securities and the subsequent impact to our CET1 ratio. CET1 ratio, Basel III endgame, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI and additional Basel III endgame adjustments, divided by risk-weighted assets, inclusive of AOCI and additional Basel III endgame adjustments. Additional Basel III endgame adjustments include MSR threshold deductions, as well as adjustments related to credit risk, operational risk, credit valuation adjustments, and market risk. We believe this non-GAAP measure shows, among other things, the full impact of the Basel III endgame NPR and the subsequent impact to our CET1 ratio.

25

Appendix: Non-GAAP to GAAP Reconciliation 26 Tangible Common Equity Ratio (non-GAAP) For the three months ended $ millions Sept. 30, 2023 Tangible common shareholders’ equity Common shareholders’ equity $42,215 Goodwill and other intangible assets (11,337) Deferred tax liabilities on goodwill and other intangible assets 254 Tangible common shareholders' equity $31,132 Tangible assets Total assets $557,334 Goodwill and other intangible assets (11,337) Deferred tax liabilities on goodwill and other intangible assets 254 Tangible assets $546,251 Tangible common equity ratio (non-GAAP) 5.7% Tangible common equity ratio is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by tangible assets. We believe this non-GAAP measure to be a key financial metric in assessing capital adequacy.

Appendix: Expectations for Preferred Dividends 27 Preferred Dividends For the three months ended $ millions Dec. 31, 2023 Mar. 31, 2024 June 30, 2024 Sept. 30, 2024 Dec. 31, 2024 Preferred Dividends $118 $82 $95 $81 $94 The above represents our current estimate for preferred dividends over the course of the next 5 quarters for currently outstanding series. This estimate is based on the forward curve as of September 30, 2023 and assumes that current preferred stock remains outstanding. Note that, as previously announced, Series O will be redeemed on November 1, 2023. Therefore, no dividends associated with Series O are included starting with the first quarter of 2024.